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                                                                   EXHIBIT 10(a)


                                  POPULAR, INC.

                   MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES
                          (Dated as of March 21, 2003)


         Medium-Term Notes, Series 4 (collectively, the "Notes") in the aggregate principal amount of up to an additional $2,000,000,000 so as to be limited to $3,500,000,000, less the aggregate initial offering price of "Securities" (as defined in the Prospectus, dated November 19, 2001, relating to debt securities and preferred stock of the Company, Popular International Bank, Inc. and Popular North America, Inc.) authenticated and delivered upon original issuance other than the Notes prior to or after the date hereof, are to be offered on a continuous basis by Popular, Inc. (the "Company") through Credit Suisse First Boston LLC ("Credit Suisse First Boston"), J.P. Morgan Securities Inc. ("JPMorgan"), Keefe, Bruyette & Woods, Inc. ("KBW"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Popular Securities, Inc. ("Popular Securities") and UBS Warburg LLC ("UBS"), who, as agents (each an "Agent"), have agreed to use their reasonable efforts to solicit offers to purchase the Notes from the Company. The Agents also may purchase Notes as principal for resale.

         The Notes are being sold pursuant to a Distribution Agreement among the Company and the Agents, dated March 21, 2003 (the "Distribution Agreement"). The Notes will be issued pursuant to the Indenture, dated as of February 15, 1995, as supplemented by the First Supplemental Indenture, dated as of May 8, 1997 and the Second Supplemental Indenture, dated as of August 5, 1999 (together, the "Indenture"), each between the Company and Bank One, NA (formerly known as The First National Bank of Chicago), as Trustee. A Registration Statement (the "Registration Statement," which term shall include any additional registration statements filed in connection with the Notes as provided in the Distribution Agreement) with respect to the Notes has been filed with the Securities and Exchange Commission (the "Commission"). The Prospectus dated November 19, 2001, as supplemented with respect to the Notes, is herein referred to as the "Prospectus." The most recent supplement to the Prospectus with respect to the specific terms of the Notes is herein referred to as the "Pricing Supplement."

         The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a "Certificated Note") delivered to the purchaser thereof or a person designated by such purchaser. Owners of beneficial interests in Book-Entry Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

         General procedures relating to the issuance of all Notes are set forth in Part I hereof. Additionally, Book-Entry Notes will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in


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Part III hereof. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.


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                   PART I: PROCEDURES OF GENERAL APPLICABILITY


Date of Issuance/
  Authentication:          Each Note will be dated as of the date of its
                           authentication by the Trustee or its duly appointed authenticating agent. Each Note shall also bear an original issue date (the "Original Issue Date"). The
                           Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:                Each Note will mature on a date selected by the
                           purchaser and agreed to by the Company which is not less than nine months from its Original Issue Date;
                           provided, however, that Notes bearing interest at rates determined by reference to selected indices
                           ("Floating Rate Notes") will mature on an Interest
                           Payment Date.

Currencies:                Each Note shall be denominated in one of the
                           currencies or currency units, as specified in the relevant Pricing Supplement, or in such other currency or currency unit as may be agreed from time to time between the Company and the applicable
                           Agent(s) and as specified in the relevant Pricing
                           Supplement, or, if no currency or currency unit is specified therein, in U.S. dollars. Notes denominated in one or more currencies or currency units other than in U.S. dollars are herein referred to as "Multi-Currency Notes." Notes that have the amount of principal payments determined by reference to an index are herein referred to as "Indexed Notes."

Denominations:             The Notes will be issued in denominations of a
                           minimum of $1,000 and integral multiples of $1,000.
                           Any Notes denominated other than in U.S. dollars will be issuable in denominations as set forth in the relevant Multi-Currency Note Prospectus Supplement.
                           For special provisions relating to Multi-Currency
                           Notes or Indexed Notes, see the related
                           Multi-Currency or Indexed Note Prospectus Supplement.

Registration:              Notes will be issued only in fully registered form.

Redemption/Repayment:      The Notes will be subject to repayment at the option
                           of the Holders thereof in accordance with the terms of

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                           the Notes on their respective Repayment Dates, if
                           any. Repayment Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Repayment Dates are indicated with respect to a Note, such Note will not be repayable at the option of the Holder prior to Maturity.

                           The Notes will be subject to redemption by the Company on and after their respective Redemption Commencement Dates, if any. Redemption Commencement Dates, if any, will be fixed at the time of sale and set forth in the applicable Pricing Supplement and in the applicable Note. If no Redemption Commencement Dates are indicated with respect to a Note, such Note will not be redeemable prior to Maturity, except as set forth in the Prospectus in the event that the Company is obligated to pay Additional Amounts in respect of the Notes.

Calculation of
  Interest:                In the case of Fixed Rate Notes, interest (including
                           payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months. In the case of Floating Rate Notes, interest will be calculated and paid on the basis of the actual number of days in the interest period divided by 360, with the exception of Treasury Rate Notes and CMT Rate Notes, for which interest will be calculated on the basis of the actual number of days in the interest period divided by the actual number of days in the year. If an Interest Payment Date with respect to any Fixed Rate Note falls on a day that is not a Business Day (as hereinafter defined), the payment of interest required to be made on such Interest Payment
                           Date need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date and no interest shall accrue on such payment for the period from and after such Interest Payment Date. If an Interest Payment Date with respect to any Floating
                           Rate Note would otherwise fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, except that in the case of a LIBOR Note, if such day falls in the next calendar month, such Interest Payment Date will be

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                           the preceding day that is a Business Day. If the
                           Stated Maturity, or date of earlier redemption or repayment, as the case may be, of a Note is not a Business Day, the payment of principal and interest due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Stated Maturity, or date of earlier redemption or repayment. For special provisions relating to Multi-Currency Notes or Indexed Notes, see the related Multi-Currency or Indexed Note Prospectus Supplement.


Acceptance and
  Rejection of Offers:     The Company shall have the sole right to accept
                           offers to purchase Notes from the Company and may reject any such offer in whole or in part. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it. Each Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Notes through it in whole or in part.


Preparation of
  Pricing Supplement:      If any offer to purchase a Note is accepted by the
                           Company, the Company, with the approval of the Agent which presented the order, will prepare a Pricing
                           Supplement reflecting the terms of such Note and file the Pricing Supplement relating to the Notes with the Commission in accordance with Rule 424 under the Securities Act of 1933, as amended. Information to be included in the Pricing Supplement shall include:

                                    1.       the name of the Company;

                                    2.       the title of the securities,
                           including series designation, if any;

                                    3.       the date of the Pricing Supplement
                           and the date of the Prospectus Supplement to which the Pricing Supplement relates;

                                    4.       the price to public (but only if
                           (a) the trade is being made on an agency basis and
                           (b) such price to public is other than 100%);

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                                    5.       net proceeds to the Company (but
                           only if (a) the trade is being made on a principal basis and (b) the net proceeds to the Company is other than 100%), less what would have been the applicable agency commission;

                                    6.       the information with respect to the
                           terms of the Notes set forth below (whether or not the applicable Note is a Book-Entry Note) under "Procedures for Notes Issued in Book-Entry Form -- Settlement Procedures," items A.2, A.3, A.4, A.5, A.6, A.7, A.8 and A.9; and

                                    7.       any other terms of the Notes not
                           otherwise specified in the Prospectus or Prospectus Supplement, including, without limitation, any other terms required by the Prospectus or Prospectus Supplement.

                           One copy of such filed document will be sent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date) to the applicable Agent at the following addresses:

                           To Credit Suisse First Boston:
                           Credit Suisse First Boston LLC,
                           1 Madison Avenue
                           New York, New York 10010
                           Attention: Joan Bryan, Transaction Advisory Group
                           Telephone: (212) 538-7764
                           Telecopy: (212) 538-6259

                           To JPMorgan:
                           J.P. Morgan Securities Inc.
                           270 Park Avenue
                           8th Floor
                           New York, New York  10017
                           Attention:  Medium-Term Note Desk
                           Telephone:  (212) 834-4421
                           Telecopy:   (212) 834-6081

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                           To KBW:
                           Keefe, Bruyette & Woods, Inc.
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention:  Fixed Income Syndicate
                           Telephone: (212) 887-8936
                           Telecopy:  (212) 582-5419

                           To Merrill Lynch:
                           If by overnight, express or special delivery:
                           Merrill Lynch & Co., Tritech Services, 40 Colonial
                            Drive,
                           Piscataway, New Jersey  08854,
                           Attention:  Prospectus Operations/ Susan Putnam

                           If by all other types of deliveries:
                           Tritech Services, #4 Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854
                           Attention:  Prospectus Operations/ Nachman Kimerling
                           Telephone:  (908) 885-2769
                           Telecopy:   (908) 885-2774/2775/2776

                           To Popular Securities:
                           Popular Securities Inc.
                           209 Munoz Rivera Avenue
                           Suite 1020
                           Hato Rey, Puerto Rico  00918
                           Attention:  Ken McGrath
                           Telephone:  (787) 766-4200
                           Telecopy:   (787) 766-3485

                           To UBS:
                           UBS Warburg LLC
                           677 Washington Blvd
                           Stamford, Connecticut 06901
                           Attention: Fixed Income Syndicate
                           Telephone: (203) 719-1088
                           Telecopy: (203) 719-0495

                           The applicable Agent will
                           cause a stickered
                           supplemented Prospectus
                           with the trade confirmation
                           to be delivered to the
                           purchaser of the Note.

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                           For record keeping purposes, one copy of each Pricing
                           Supplement shall also be mailed or telecopied to each Agent and the Trustee at the following respective addresses:

                           To Credit Suisse First Boston:
                           Credit Suisse First Boston LLC
                           11 Madison Avenue
                           New York, New York  10010
                           Attention: Short and Medium-Term Finance
                                      Department
                           Telephone:  (212) 909-3842
                           Telecopy:   (212) 318-1498

                           To JPMorgan:
                           J.P. Morgan Securities Inc.
                           270 Park Avenue
                           8th Floor
                           New York, New York  10017
                           Attention:  Medium-Term Note Desk
                           Telephone:  (212) 834-4421
                           Telecopy:   (212) 834-6081

                           To KBW:
                           Keefe, Bruyette & Woods, Inc.
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Fixed Income Syndicate
                           Telephone: (212) 887-8936
                           Telecopy: (212) 582-5419

                           To Merrill Lynch:
                           Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
                                               Smith Incorporated
                           World Financial Center, North Tower, 10th Floor
                           New York, New York  10281-1310
                           Attention:  MTN Product Management
                           Telephone:  (212) 449-7476
                           Telecopy:   (212) 449-2234

                           To Popular Securities:
                           Popular Securities, Inc.
                           209 Munoz Rivera Avenue
                           Suite 1020
                           Hato Rey, Puerto Rico  00918
                           Attention:  Ken McGrath
                           Telephone:  (787) 766-4200
                           Telecopy:   (787) 766-3485

                           To UBS:
                           UBS Warburg LLC
                           677 Washington Blvd
                           Stamford, Connecticut 06901
                           Attention: Fixed Income Syndicate
                           Telephone: (203) 719-1088
                           Telecopy: (203) 719-0495

                           To the Trustee:
                           Bank One, NA
                           153 West 51st Street
                           5th Floor
                           New York, New York  10019
                           Attention:  Corporate Trust Services
                           Telephone:  (212) 373-1339
                           Telecopy:   (212) 373-1383

                           In each instance that a Pricing Supplement is prepared, the applicable Agent will affix the Pricing Supplement to supplemented Prospectuses prior to its use. Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Settlement:                The receipt of immediately available funds by the
                           Company in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute "settlement." Offers accepted by the Company will be settled at a time as the purchaser and the Company shall agree and pursuant to the timetable for settlement set forth in Parts II and III hereof under "Settlement Procedures" with respect to Book-Entry Notes and Certificated Notes, respectively (each such date fixed for settlement, a "Settlement Date"). If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the

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                           time set forth under the applicable "Settlement
                           Procedures Timetable," such offer shall not be settled until the Business Day following the completion of Settlement Procedures A and B or such later date as the purchaser and the Company shall agree.

                           In the event of a purchase of Notes by an Agent as principal, appropriate settlement details will be set forth in the applicable Terms Agreement to be entered into between the applicable Agent and the Company pursuant to the Distribution Agreement.

Procedure for Changing
  Rates or Other
  Variable Terms:          When a decision has been reached to change the
                           interest rate or any other variable term on any Notes being offered by the Company, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Notes. Each Agent will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes. Until such time, only
                           "indications of interest" may be recorded.
                           Immediately after acceptance by the Company of an offer to purchase at a new interest rate or new variable term, the Company, the Agents and the Trustee shall follow the procedures set forth under the applicable "Settlement Procedures."

Suspension of
  Solicitation;
  Amendment or
  Supplement:              The Company may instruct the Agents to suspend
                           solicitation of purchases at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend the Registration Statement (including incorporating any documents by reference therein) or supplement any of such documents (other than to change rates or other variable terms), it will promptly advise the Agents and, except in the case of an amendment by the filing of a document incorporated by reference in the Registration Statement, will furnish each Agent and its counsel with copies of the proposed amendment or supplement. One copy of such filed document, along with a copy of the cover letter sent to the Commission, will be delivered or mailed to the Agents at the following addresses:

                           To Credit Suisse First Boston: Credit Suisse First Boston LLC 11 Madison Avenue New York, New York 10010
                           Attention: Short and Medium-Term Finance Department
                           Telephone: (212) 909-3842 Telecopy: (212) 318-1498

                           To JPMorgan:
                           J.P. Morgan Securities Inc.
                           270 Park Avenue, 8th Floor
                           New York, New York  10017
                           Attention:  Medium-Term Note Desk
                           Telephone:  (212) 834-4421
                           Telecopy:   (212) 834-6081

                           To KBW:
                           Keefe, Bruyette & Woods, Inc.
                           787 Seventh Avenue
                           New York, New York  10019
                           Attention: Fixed Income Syndicate
                           Telephone: (212) 887-8936
                           Telecopy: (212) 582-5419

                           To Merrill Lynch:
                           Product Management MTNs
                           Merrill Lynch Money Markets
                           North Tower, World Financial Center, 10th Floor, New York, New York 10281-1310
                           Telephone:  (212) 449-7476
                           Telecopy:   (212) 449-2234

                           To Popular Securities:
                           Popular Securities, Inc.
                           209 Munoz Rivera Avenue, Suite 1020
                           Hato Rey, Puerto Rico  00918
                           Attention:  Ken McGrath
                           Telephone:  (787) 766-4200
                           Telecopy:   (787) 766-3485

                           To UBS:
                           UBS Warburg LLC
                           677 Washington Blvd
                           Stamford, Connecticut 06901
                           Attention: Fixed Income Syndicate
                           Telephone: (203) 719-1088
                           Telecopy: (203) 719-0495

                           In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any offers to purchase Notes that have been accepted by the Company which have not been settled, the Company will promptly advise the Agents and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:    A copy of the most recent Prospectus and Pricing
                           Supplement must accompany or precede the earlier of
                           (a) the written confirmation of a sale sent to a customer or his agent and (b) the delivery of Notes to a customer or his agent.

Authenticity of
 Signatures:               The Agents will have no obligation or liability to
                           the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Documents Incorporated
  by Reference:            The Company shall supply each Agent with an adequate
                           supply of all documents incorporated by reference in the Registration Statement.

Business Day:              "Business Day" has the meaning set forth in the
                           Prospectus Supplement.

                      PART II: PROCEDURES FOR NOTES ISSUED
                               IN BOOK-ENTRY FORM


         In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and The First National Bank of Chicago to DTC, dated August 6, 1999, as supplemented by a Bring-Down Letter of Representations from the Company and the Trustee to DTC, dated March 21, 2003, and a Medium-Term Note Certificate Agreement between The First National Bank of Chicago and DTC, dated May 26, 1989 (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").


Issuance:                  All Fixed Rate Book-Entry Notes having the same
                           Original Issue Date, interest rate, terms of redemption or repayment, if any, and Stated Maturity
                           (collectively, the "Fixed Rate Terms") will be represented initially by a single global security in fully registered form without coupons; and all Floating Rate Book-Entry Notes having the same
                           Original Issue Date, interest rate basis or bases upon which interest may be determined (each, an "Interest Rate Basis"), which may be one or more of the Commercial Paper Rate, the Treasury Rate, LIBOR, the CD Rate, the CMT Rate, the Federal Funds Rate, the Prime Rate, the 11th District Rate, and any other rate set forth by the Company, Initial Interest Rate, Index Maturity, Spread and/or Spread Multiplier, if any, Minimum Interest Rate, if any, Maximum Interest
                           Rate, if any, terms of redemption or repayment, if any, and Stated Maturity (collectively, "Floating
                           Rate Terms") will be represented initially by a single Book-Entry Note.

                           Each Book-Entry Note will be dated and issued as of the date of its authentication by the Trustee or its duly appointed authenticating agent. Each Book-Entry Note will bear interest from a date (the "Interest Accrual Date") which will be (a) with respect to an original Book-Entry Note (or any portion thereof), its Original Issue Date and (b) with respect to any Book-Entry Note (or portion thereof) issued subsequently upon exchange or transfer of a Book-Entry Note or in lieu of a destroyed, lost or stolen Book-Entry Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Book-Entry Note or Notes or if no such payment or provision has been made, the Original Issue Date of the predecessor Book-Entry Note or Notes, regardless of the date of authentication of such subsequently issued Book-Entry Note. No Book-Entry Note shall represent any Certificated Note.

Identification:            The Agents have arranged with the CUSIP Service
                           Bureau (the "CUSIP Service Bureau") of Standard &
                           Poor's Ratings Service, a division of the McGraw-Hill
                           Companies ("S&P"), for the reservation of approximately 900 CUSIP numbers for each rank of Notes which have been reserved for future assignment to Book-Entry Notes representing Notes issued in book-entry form and have delivered to the Company, the Trustee and DTC an initial written list of such CUSIP numbers. The Trustee will assign CUSIP numbers to Book-Entry Notes as described below under Settlement Procedure B. DTC will notify the CUSIP
                           Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Book-Entry Notes. The
                           Trustee will notify the Company at any time when fewer than 100 of the respective reserved CUSIP numbers remain unassigned to Book-Entry Notes, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry
                           Notes representing Notes issued in book-entry form.
                           Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Trustee and DTC. Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall be assigned the same CUSIP number.

Registration:              Each Book-Entry Note will be registered in the name
                           of CEDE & CO., as nominee for DTC, on the register maintained by the Trustee under the Indenture. The beneficial owner of a Book-Entry Note (i.e., an owner of a beneficial interest in a

                           Book-Entry Note), or one or more indirect participants in DTC designated by such owner, will designate one or more participants in DTC (with respect to such Book-Entry Note, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                 Transfers of beneficial interests in a Book-Entry
                           Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Note.

Exchanges:                 The Trustee may deliver to DTC and the CUSIP Service
                           Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Book-Entry Notes
                           Outstanding on such date that represent Book-Entry
                           Notes having the same Fixed Rate Terms or Floating
                           Rate Terms, as the case may be, other than Original
                           Issue Dates, and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least
                           30 days before the next Interest Payment Date for the related Book-Entry Notes, on which such Book-Entry
                           Notes shall be exchanged for a single replacement
                           Book-Entry Note; and (c) a new CUSIP number to be assigned to such replacement Book-Entry Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Book-Entry Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Book-Entry Notes for a single Book-Entry Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Book-Entry Notes to be exchanged exceed $500,000,000 in aggregate principal amount, one replacement Book-Entry Note will be authenticated and issued to represent each $500,000,000 of principal amount of the exchanged Book-Entry Notes and an additional Book-Entry Note will be authenticated and issued to represent any remaining principal amount of such Book-Entry Notes (see
                           "Denominations" below).

Denominations:             All Book-Entry Notes will be denominated in U.S.
                           dollars and will be issued in denominations of a minimum of $1,000 and integral multiples of $1,000.
                           Book-Entry Notes will be denominated in principal amounts not in excess of $500,000,000. If one or more
                           Book-Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single
                           Book-Entry Note, then one Book-Entry Note will be issued to represent each $500,000,000 principal amount of such Note or Notes issued in book-entry form and an additional Book-Entry Note will be issued to represent any remaining principal amount of such Note or Notes issued in book-entry form. In such a case, each of the Book-Entry Notes shall be assigned the same CUSIP number.

Interest:                  General. Interest on each Note issued in book-entry
                           form will accrue from the Interest Accrual Date of the Book-Entry Note representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued through the day preceding, as the case may be, the Interest Payment Date, Stated
                           Maturity Date, Redemption Date or Repayment Date.
                           Interest payable at Maturity of a Book-Entry Note will be payable to the Person to whom the principal of such Note is payable. DTC will arrange for each pending deposit message described under Settlement
                           Procedure C below to be transmitted to

                           S&P, which will use the information in the message to include certain terms of the related Book-Entry Note in the appropriate daily bond report published by S&P.

                           Interest Payment Dates. Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, the first payment of interest on any Book-Entry Note originally issued between a Regular Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next Regular Record Date.

                           Fixed Rate Notes. Unless otherwise specified in the applicable Pricing Supplement, interest payments on Fixed Rate Book-Entry Notes will be made semiannually on June 15 and December 15 of each year and at Maturity.

                           Floating Rate Notes. Except as provided in Part I under "Calculation of Interest" and unless otherwise specified in the applicable Pricing Supplement, the Interest Payment Date for a Floating Rate Note will be, in the case of Floating Rate Notes which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year as specified in the applicable Pricing Supplement; in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semiannually, on the third Wednesday of the two months of each year specified in the applicable Pricing Supplement; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in the applicable Pricing Supplement; and, in each case, at Maturity. For additional special provisions relating to Floating Rate Notes, see the Prospectus Supplement.

                           Regular Record Dates. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment

                           Date for a Fixed Rate Note shall be the June 1 or December 1 (whether or not a Business Day) preceding such Interest Payment Date. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date for any Floating Rate Note shall be the date 15 calendar days (whether or not a Business Day) preceding such Interest Payment Date.

                           Notice of Interest Payments and Regular Record Dates. On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Company and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Floating Rate Book-Entry Notes. Promptly after each Interest Determination Date for Floating Rate Book-Entry Notes, the Company will notify S&P of the interest rates determined on such Interest Determination Date.

Payments of Principal      Payments of Interest Only. Promptly after each
  and Interest:            Regular Record Date, the Trustee will deliver to the
                           Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Book-Entry Note issued under the Indenture on the following Interest Payment Date (other than an
                           Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Book-Entry Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than at Maturity), at the times and in the manner set forth below under "Manner of Payment."

                           Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, interest and premium, if any, to be paid on each Book-Entry
                           Note issued under the Indenture having a Maturity in the following month. The Trustee and DTC will confirm the amounts of such principal, premium and interest payments with respect to a Book-Entry Note on or about the fifth Business Day preceding the Maturity of such Book-Entry Note. At such maturity, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Note, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment." Promptly after payment to DTC of the principal, interest and premium, if any, due at the Maturity of such Book-Entry Note, the Trustee will cancel and destroy such Book-Entry Note and deliver to the Company a certificate of destruction therefor.

                           Manner of Payment. The total amount of any principal, premium, if any, and interest due on Book-Entry Notes on any Interest Payment Date or at Maturity shall be paid by the Company to the Trustee in funds available for use as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Book-Entry Notes by instructing the Trustee to withdraw funds from an account maintained by the Company with the Trustee. The Company will confirm such instructions in writing to the Trustee. Prior to 10:00 a.m., New York City time, on such date or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal, premium, if any, and interest due on a Book-Entry Note on such date. Thereafter on such payment date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Notes are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any responsibility or liability for the payment by DTC of the principal, premium, if any, or interest due on the Book-Entry Notes to such Participants.

                           Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Settlement Procedures:     Settlement Procedures with regard to each Book-Entry
                           Note sold by the Agents, as agents of the Company, will be as follows:

                           A. The applicable Agent will advise the Company by telephone of the following Settlement information:

                                    1.       Taxpayer identification number of
                                             the purchaser.

                                    2.       Principal amount of the Note.

                                    3.       Fixed Rate Notes:

                                             (a)      interest rate;

                                             (b)      Regular Record Dates; and

                                             (c)      Interest Payment Dates.

                                                      Floating Rate Notes:

                                             (a)      interest rate basis;

                                             (b)      index maturity;

                                             (c)      spread and/or spread
                                                      multiplier, if any;

                                             (d)      initial interest rate;

                                             (e)      maximum interest rate, if
                                                      any;

                                             (f)      minimum interest rate, if
                                                      any;

                                             (g)      interest reset dates;

                                             (h)      interest determination
                                                      dates;

                                             (i)      interest payment dates;
                                                      and

                                             (j)      calculation agent.

                                    4.       Price to public of the Note.

                                    5.       Trade date.

                                    6.       Settlement Date (Original Issue
                                             Date).

                                    7.       Stated Maturity.

                                    8.       Redemption provisions, if any:

                                             (a)      Redemption Commencement
                                                      Date

                                             (b)      initial redemption
                                                      percentage

                                             (c)      annual redemption
                                                      percentage reduction

                                    9.       Repayment Date(s), if any.

                                    10.      Net proceeds to the Company.

                                    11.      Agent's commission.

                           B. The Company will advise the Trustee by telecopy or other method acceptable to the Trustee of the above settlement information received with respect to each Note from the applicable Agent and shall confirm to the Trustee that the principal amount of Notes, including such Note, issued as of the relevant Settlement Date shall not exceed the limit with respect to the principal amount of Notes specified in the most recent Company Order delivered to the Trustee pursuant to Section 303 of the Indenture.

                           C. The Trustee will assign a CUSIP Number to the Book-Entry Note and will telephone and advise the Company and the applicable Agent of such CUSIP Number. The Trustee will communicate to DTC and the applicable Agent through DTC's Participant Terminal System a pending deposit message specifying the following settlement information:

                                    1.       The information set forth in
                                             Settlement Procedure A.

                                    2.       Identification numbers of the
                                             participant accounts maintained by
                                             DTC on behalf of the Trustee and
                                             the applicable Agent.

                                    3.       Identification as a Fixed Rate
                                             Book-Entry Note or Floating Rate
                                             Book-Entry Note.

                                    4.       Initial Interest Payment Date for
                                             such Note, number of days by which
                                             such date succeeds the related
                                             record date for DTC purposes (which
                                             in the case of Floating Rate Notes
                                             that reset daily or weekly will be
                                             the date five calendar days
                                             immediately preceding the
                                             applicable Interest Payment Date
                                             and in the case of all other
                                             Book-Entry Notes will be the
                                             Regular Record Date, as defined in
                                             the Notes) and, if then calculable,
                                             the amount of interest payment on
                                             such Interest Payment Date (which
                                             amount shall have been confirmed by
                                             the Trustee).

                                    5.       CUSIP number of the Book-Entry Note
                                             representing such Note.

                                    6.       Whether such Book-Entry Note
                                             represents any other Notes issued
                                             or to be issued in book-entry form.

                           D. The Company will deliver to the Trustee a Book-Entry Note representing such Note in a form that has been approved by the Company, the applicable Agent and the Trustee.

                           E. The Trustee will complete and authenticate the Book-Entry Note.

                           F. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

                           G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the Trustee's participant account and credit such Note to the participant account of the applicable Agent maintained by DTC and (ii) to debit the settlement account of the applicable Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the applicable Agent's commission. Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Book-Entry Note pursuant to the Certificate Agreement between the Trustee and DTC.

                           H. The applicable Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to the applicable Agent's participant account and credit such Note to the participant account of the appropriate Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the applicable Agent maintained by DTC, in an amount equal to the initial public offering price of such Note.

                           I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures G and H will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                           J. The Trustee will credit to an account of the Company maintained by the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure G.

                           K.       The Trustee will send a copy of the
                                    Book-Entry Note stamped "SPECIMEN" on each page to the Company together with a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Company has advised the Trustee but which have not been settled.

                           L. The applicable Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser.

Settlement Procedures
 Timetable:                         For offers to purchase Notes accepted by the
                                    Company, Settlement Procedures "A" through
                                    "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                                    Settlement
                                    Procedure         Time
                                    ---------         ----

                                      A        11:00 a.m. on the trade date

                                      B        12:00 noon on the trade date

                                      C        2:00 p.m. on the trade date

                                      D        3:00 p.m. on the Business Day
                                               before Settlement Date

                                      E        9:00 a.m. on Settlement Date

                                      F        10:00 a.m. on Settlement Date

                                      G-H      No later than 2:00 p.m. on
                                               Settlement Date

                                      I        4:45 p.m. on Settlement Date

                                      J-L      5:00 p.m. on Settlement Date

                                    If a sale is to be settled more than one
                                    Business Day after the trade date,
                                    Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after such trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rate has been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the

                                    SDFS operating procedures in effect on the Settlement Date.

                                    If settlement of a Book-Entry Note is
                                    rescheduled or cancelled, the Company shall notify the Trustee and the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:                  If the Trustee has not entered an SDFS
                                    deliver order with respect to a Book-Entry
                                    Note pursuant to Settlement Procedure G, then upon written request (which may be evidenced by facsimile transmission) of the Company, the Trustee shall deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Note representing such Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Notes represented by a Book-Entry Note, the Trustee will mark such Book-Entry Note "cancelled," make appropriate entries in its records and send such cancelled Book-Entry Note to the Company. The CUSIP number assigned to such Book-Entry Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Notes represented by a Book-Entry Note, the Trustee will exchange such Book-Entry Note for two Book-Entry Notes, one of which shall represent the Book-Entry Notes for which withdrawal messages are processed and shall be cancelled immediately after issuance, and the other of which shall represent the other
                                    Notes previously represented by the
                                    surrendered Book-Entry Note and shall bear the CUSIP number of the surrendered
                                    Book-Entry Note.

                                    If the purchase price for any Book-Entry
                                    Note is not timely paid to the Participants with respect to such

                                    Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the applicable Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing Settlement Procedures G and H, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse the applicable Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

                                    Notwithstanding the foregoing, upon any
                                    failure to settle with respect to a
                                    Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Note that was to have been represented by a Book-Entry Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Book-Entry Note representing such remaining Notes and will make appropriate entries in its records.

                      PART III: PROCEDURES FOR NOTES ISSUED
                              IN CERTIFICATED FORM


Denominations:                      The Certificated Notes, other than Indexed
                                    Notes and Multi-Currency Notes, will be
                                    issued in denominations of a minimum of
                                    $1,000 and integral multiples of $1,000.
                                    Indexed Notes or Multi-Currency Notes will be issued in the denominations specified in the related Multi-Currency or Indexed Note
                                    Prospectus Supplement and Pricing
                                    Supplement.

Interest:                           Each Certificated Note will bear interest in
                                    accordance with its terms. Interest will begin to accrue on the Original Issue Date of a Certificated Note for the first
                                    Interest Payment Period and on the most
                                    recent Interest Payment Date to which
                                    interest has been paid for all subsequent
                                    Interest Payment Periods. Each payment of interest shall include interest accrued to, but excluding, the date of such payment.
                                    Unless otherwise specified in the applicable
                                    Pricing Supplement, interest payments in respect of Fixed Rate Certificated Notes will be made semiannually on June 15 and December 15 of each year and at Maturity.
                                    However, the first payment of interest on any Certificated Note issued between a Regular Record Date and an Interest Payment
                                    Date will be made on the Interest Payment
                                    Date following the next succeeding Regular
                                    Record Date. Unless otherwise specified in the applicable Pricing Supplement, the
                                    Regular Record Date with respect to any
                                    Interest Payment Date for a Fixed Rate
                                    Certificated Note shall be the June 1 or December 1 (whether or not a Business Day) preceding such Interest Payment Date.
                                    Interest at Maturity will be payable to the person to whom the principal is payable.

                                    Except as provided in Part I under
                                    "Calculation of Interest" and unless
                                    otherwise specified in the applicable
                                    Pricing Supplement, the Interest Payment
                                    Date for a Floating Rate Certificated Note will be, in the case of Floating Rate Notes which reset daily, weekly or monthly, on the third Wednesday of each month or on the third

                                    Wednesday of March, June, September and
                                    December of each year as specified in the applicable Pricing Supplement; in the case of Floating Rate Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Floating Rate Notes which reset semiannually, on the third Wednesday of the two months of each year specified in the applicable Pricing Supplement; and in the case of Floating Rate Notes which reset annually, on the third Wednesday of the month specified in the applicable Pricing Supplement; and, in each case, at Maturity. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to a Floating Rate Note shall be the date 15 calendar days (whether or not a Business Day) preceding an Interest Payment Date.

Payments of Principal
  and Interest:                     Upon presentment and delivery of the
                                    Certificated Note, the Trustee or the
                                    Company's duly authorized agent will pay the principal amount of each Certificated Note at Maturity and the final installment of interest in next day funds. All interest payments in U.S. dollars on a Certificated
                                    Note, other than interest due at Maturity, will be made by check drawn on the Trustee or the Company's duly authorized agent and mailed by such Trustee or agent to the person entitled thereto as provided in the Certificated Note. However, the Registered
                                    Owners (as hereinafter defined) of ten
                                    million dollars or more in aggregate
                                    principal amount of the same series of
                                    Certificated Notes (whether having identical or different terms and provisions) shall be entitled to receive payments of interest, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee or such agent not less than 16 days prior to the applicable Interest Payment Date.

                                    For special provisions relating to
                                    Multi-Currency Notes or Indexed Notes, see the related Multi-Currency or Indexed Note Prospectus Supplement.

                                    The Trustee will provide monthly to the
                                    Company a list of the principal and interest in each currency to be paid on Certificated Notes maturing in the next succeeding month. Such Trustee or agent will be responsible for withholding taxes on interest paid as required by applicable law, but shall be relieved from any such responsibility if it acts in good faith and in reliance upon an opinion of counsel.

                                    Certificated Notes presented to the Trustee or the Company's duly authorized agent at Maturity for payment will be cancelled by such Trustee or agent. All cancelled Certificated Notes held by such Trustee or agent shall be destroyed, and the Trustee or agent shall furnish to the Company a certificate with respect to such destruction.

Settlement Procedures:              Settlement Procedures with regard to each
                                    Certificated Note purchased through the
                                    Agents, as agents, shall be as follows:

                                    A.       Each Agent will advise the Company
                                             by telephone of the following
                                             Settlement information with regard
                                             to each Certificated Note:

                                             1.       Exact name in which the
                                                      Certificated Note is to be
                                                      registered (the
                                                      "Registered Owner").

                                             2.       Exact address or
                                                      addresses of the
                                                      Registered Owner for
                                                      delivery, notices and
                                                      payments of principal,
                                                      premium, if any, and
                                                      interest.

                                             3.       Taxpayer identification
                                                      number of the Registered
                                                      Owner.

                                             4.       Principal amount of the
                                                      Certificated Note.

                                             5.       Denomination of the
                                                      Certificated Note.

                                             6.       Fixed Rate Notes:

                                                      (a)      interest rate;

                                                      (b)      Regular Record
                                                               Dates; and

                                                      (c)      Interest Payment
                                                               Dates.

                                             Floating Rate Notes:

                                                      (a)      interest rate
                                                               basis or bases;

                                                      (b)      index maturity;

                                                      (c)      spread or spread
                                                               multiplier, if
                                                               any;

                                                      (d)      initial interest
                                                               rate;

                                                      (e)      maximum interest
                                                               rate, if any;

                                                      (f)      minimum interest
                                                               rate, if any;

                                                      (g)      interest reset
                                                               dates;

                                                      (h)      interest
                                                               determination
                                                               dates;

                                                      (i)      interest payment
                                                               dates; and

                                                      (j)      calculation
                                                               agent.


                                             Multi-Currency or Indexed Notes:

                                                      (a)      specified
                                                               currency;

                                                      (b)      index, if any;

                                                      (c)      base rate of
                                                               exchange, if
                                                               any; and

                                                      (d)      any other
                                                               applicable terms.

                                             7.       Currency or currency unit
                                                      in which the Certificated
                                                      Note is to be denominated.

                                             8.       Price to public of the
                                                      Certificated Note.

                                             9.       Settlement Date (Original
                                                      Issue Date).

                                             10.      Stated Maturity.

                                             11.      Redemption provisions, if
                                                      any:

                                                      (a)  Redemption
                                                           Commencement Date

                                                      (b)  initial redemption
                                                           percentage

                                                      (c)  annual redemption
                                                           percentage reduction

                                             12.      Repayment Date(s), if any.

                                             13.      Net proceeds to the
                                                      Company.

                                             14.      Agent's commission.

                                    B.       The Company shall provide to the
                                             Trustee by telecopy or other method
                                             acceptable to the

                                    Trustee the above Settlement information with respect to each Certificated Note received from the Agents and the name of the applicable Agent and shall confirm to the Trustee that the principal amount of Notes, including such Certificated Note, issued as of the relevant Settlement Date shall not exceed the limit with respect to the principal amount of Notes specified in the most recent Company Order delivered to the Trustee pursuant to Section 303 of the Indenture. The Company also shall cause the Trustee or its duly appointed agent to issue, authenticate and deliver Certificated Notes in accordance with the Settlement Procedures Timetable set forth below. The Company also shall provide to the Trustee and the applicable Agent a copy of the applicable Pricing Supplement. The Company also shall provide to the Trustee and the applicable Agent a copy of a Multi-Currency or Indexed Note Prospectus Supplement, if applicable.

                                    C.       The Trustee or its duly appointed
                                             agent will complete and
                                             authenticate the Certificated Notes
                                             in form approved by the Company.

                                    D.       With respect to each trade, the
                                             Trustee will deliver the
                                             Certificated Note and one photocopy
                                             thereof stamped "SPECIMEN" on each
                                             page to the applicable Agent at the
                                             following addresses:

                                     Credit Suisse First Boston LLC
                                     1 Madison Avenue
                                     New York, New York  10010
                                     Attention:  Paul Riley

                                     J.P. Morgan Securities Inc.,
                                     55 Water Street, Room 226, Windows 17 and
                                     18
                                     New York, New York  10041
                                     Telephone:  (212) 638-6787
                                     Telecopy:   (212) 638-5618

                                     Keefe, Bruyette & Woods, Inc.
                                     787 Seventh Avenue
                                     New York, New York  10019
                                     Attention: Fixed Income Syndicate
                                     Telephone: (212) 887-8936
                                     Telecopy:  (212) 582-5419

                                     Merrill Lynch & Co., Money Markets
                                     Clearance, 55 Water
                                     Street, 3rd Floor, N.S.C.C. Window
                                     New York, New York  10041,
                                     Attention:  Al Mitchell
                                     Telephone:  (212) 558-2405
                                     Telecopy:   (212) 558-2457

                                     Popular Securities Inc.
                                     209 Munoz Rivera Avenue
                                     Suite 1020
                                     Hato Rey, Puerto Rico  00918
                                     Attention: Ken McGrath
                                     Telephone:  (787) 766-4200
                                     Telecopy:   (787) 766-3485

                                     UBS Warburg LLC
                                     677 Washington Blvd
                                     Stamford, Connecticut 06901
                                     Attention: Fixed Income Syndicate
                                     Telephone: (203) 719-1088
                                     Telecopy:  (203) 719-0495

                                    The Trustee will keep Stub 1. The applicable
                                    Agent will acknowledge receipt of the
                                    Certificated Note through a broker's receipt and will keep the photocopy. Delivery of the Certificated Note will be made only against such acknowledgment of receipt.

                                    Upon determination that the Certificated
                                    Note has been authorized, delivered and
                                    completed as aforementioned, the applicable
                                    Agent will wire the net proceeds of the
                                    Certificated Note after deduction of its applicable commission to the Company pursuant to standard wire instructions given by the Company.

                                    E.       The applicable Agent will deliver
                                             the Certificated Note, as well as a
                                             copy of the Prospectus and any
                                             applicable Pricing Supplement or
                                             Supplements received from the
                                             Trustee, to the purchaser against
                                             payment in immediately available
                                             funds.

                                    F.       The Trustee will send a photocopy
                                             of the Certificated Note stamped
                                             "SPECIMEN" on each page to the
                                             Company.

Settlement Procedures
  Timetable:                        For offers to purchase Certificated Notes
                                    accepted by the Company, Settlement
                                    Procedures "A" through "F" set forth above shall be completed on or before the respective times set forth below:

                                   Settlement
                                   Procedure    Time
                                   ---------    ----

                                    A-B         3:00 PM on Business Day prior to
                                                     Settlement
                                    C-D         2:15 PM on Settlement Date
                                    E           3:00 PM on Settlement Date
                                    F           5:00 PM on Settlement Date

Failure to Settle:                  In the event that a purchaser of a
                                    Certificated Note from the Company shall either fail to accept delivery of or make payment for a Certificated Note on the date fixed for settlement, the applicable Agent will forthwith notify the Trustee and the Company by telephone, confirmed in writing, and return the Certificated Note to the Trustee.

                                    The Trustee or the Company's duly authorized agent, upon receipt of the Certificated Note from the applicable Agent, will immediately advise the Company, and the Company will promptly arrange to credit the account of the applicable Agent in an amount of immediately available funds equal to the amount previously paid by the applicable Agent in settlement for the Certificated Note. Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Company has received notice on the same day. If such failure shall have occurred for any reason other than failure by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse the applicable Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company. Immediately upon receipt of the Certificated
                                    Note in respect of which the failure
                                    occurred, the Trustee or the Company's duly authorized agent will cancel and destroy the Certificated Note, make appropriate entries in its records to reflect the fact that the Certificated Note was never issued, and accordingly notify the Company in writing.